UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2013

Cole Credit Property Trust III, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices) (Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 21, 2013, Cole Credit Property Trust III, Inc. (the “Company”) issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The press release announced that the special committee of the board of directors of the Company (i) affirmed its commitment to the previously announced definitive merger agreement pursuant to which the Company will acquire Cole Holdings Corporation (“Holdings”); and (ii) has reviewed the unsolicited proposal from American Realty Capital Properties, Inc. (NASDAQ: ARCP) to acquire the Company and has determined that the proposed sale of the Company to ARCP at this time would not be in the best interests of the Company and its stockholders.

This Item 7.01 and the attached Exhibit 99.1 are provided under Item 7.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission (the “SEC”).

Item 8.01.	Other Events.

Beginning on March 21, 2013, Holdings distributed a letter to financial advisors and broker-dealers regarding the unsolicited proposal from ARCP to acquire the Company. A form of the letter is attached to this Current Report on Form 8-K as Exhibit 99.2, and is incorporated by reference herein.

This Item 8.01 and the attached Exhibit 99.2 are provided under Item 8.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the SEC.

Additional Information and Where to Find It

This Current Report on Form 8-K and the exhibits attached hereto may be deemed to be solicitation material in respect of the charter amendments to be presented to the Company’s stockholders for consideration at the 2013 annual stockholders’ meeting. The Company has filed a preliminary proxy statement and expects to file a definitive proxy statement with the SEC in connection with the 2013 annual stockholders’ meeting. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement and other relevant documents filed with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge by directing a written request to Cole Credit Property Trust III, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, Attention: Investor Relations.

Participants in Solicitation

The Company and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of the Company. Information regarding the interests of the Company’s directors and executive officers in the proxy solicitation will be included in the Company’s definitive proxy statement.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates, include beliefs of and assumptions made by the Company’s management, and involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “may,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” “would,” “could” and “should” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and Holdings, future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to the ability to consummate the business combination, earnings accretion, cash flow growth, assets under management growth, future dividend levels, an anticipated listing on the New York Stock Exchange, increased liquidity, capital raising capabilities, availability of capital and general conditions in the geographic areas where we operate — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) continued ability to source new investments, (v) increased or unanticipated competition for our properties, (vi) risks associated with acquisitions, (vii) maintenance of real estate investment trust status, (viii) availability of financing and capital, (ix) changes in demand for developed properties, (x) risks associated with the ability to consummate the Merger and the timing of the closing of the Merger, and (xi) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not make any undertaking with respect to updating any forward-looking statements appearing in this Current Report on Form 8-K and the exhibits attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Cole Credit Property Trust III, Inc. on March 21, 2013.

99.2	Letter from Cole Holdings Corporation to Financial Advisors and Broker-Dealers dated March 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE CREDIT PROPERTY TRUST III, INC.

Dated: March 21, 2013	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer Principal Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Cole Credit Property Trust III, Inc. on March 21, 2013.

99.2	Letter from Cole Holdings Corporation to Financial Advisors and Broker-Dealers dated March 21, 2013.